Revenue	12 Months Ended
Mar. 31, 2025
Revenue [abstract]
Revenue
10)
REVENUE

The Group's main revenue streams are air ticketing, hotel and packages and bus ticketing. Other revenue includes other travel services related to car and rail bookings, ancillary revenue and marketing alliances.

A. Disaggregation of revenue

The Group has three reportable segments, air ticketing, hotels and packages, and bus ticketing. The Group believes that the disaggregation based on the reportable segments best depicts how the nature, amount, timing and uncertainty of the Group's revenues and cash flows are affected by industry, market and other factors. (refer note 6)

B. Contract balances

The following table provides information about receivables, contract assets and contract liabilities from contracts with customers.

	As at March 31
	2024	2025
Receivables, which are included in ‘Trade and other receivables’	83,116	129,201
Contract assets	253	507

Contract liabilities	93,366	120,273

Non-current	408	175
Current	92,958	120,098
Total contract liabilities	93,366	120,273

The contract assets primarily relate to the Company’s rights to consideration from travel suppliers in exchange for services that the Company has transferred to the traveler when that right is conditional on the Company’s future performance. The contract assets are transferred to receivables when the rights to consideration become unconditional. This usually occurs when the Group issues an invoice to the travel suppliers as per the contractual terms.

Changes in contract assets are as follows:

	As at March 31
	2024	2025
Balance at the beginning of the year	—	253
Revenue recognised during the year	28,628	56,989
Invoices raised during the year	(28,373)	(56,731)
Translation exchange difference	(2)	(4)
Balance at the end of the year	253	507

Contract liabilities primarily relate to advances received from customers for travel bookings prior to the fulfilment of performance obligations.

As at March 31, 2024, USD 90,931 (March 31, 2023: USD 73,850) of advance consideration received from customers for travel bookings was reported within contract liabilities, of which USD 80,613 (March 31, 2024: USD 63,686) was applied to revenue and settled with travel service providers and USD 5,885 (March 31, 2024: USD 7,509) was refunded to customers during the year ended March 31, 2025. As at March 31, 2025, the related balance was USD 117,011, which is expected to be utilized within a period of one year.

Contract liabilities also consists of consideration allocated to customer loyalty programs and advances received from Global Distribution System ("GDS") providers for bookings of airline tickets in future, which is deferred.

As at March 31, 2024, USD 2,435 (March 31, 2023: USD 1,519) of consideration allocated to customer loyalty programs, franchisee fees and advance received from GDS provider for booking of airline tickets in future which is deferred was reported within contract liabilities, of which USD 2,134 (March 31, 2024: USD 920) was applied to revenue and USD Nil (March 31, 2024: Nil) was refunded during the year ended March 31, 2025. As at March 31, 2025, the related balance was USD 3,262, which is expected to be utilized within a period of one year.